Exhibit 99.1: Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Mid-America Capital Partners, L.P. (the "Partnership") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Eric Bolton, Jr., President and Chief Executive Officer of Mid-America Apartment Communities, Inc. certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Mid-America Capital Partners, L.P.
         By:  MAACP, Inc. (general partner)

         /s/H. Eric Bolton, Jr.
         ----------------------
         H. Eric Bolton, Jr.
         President and Chief Executive Officer
         November 14, 2002